UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2015

Viavi Solutions Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard, Milpitas, CA		95035
(Address of Principal Executive Offices)		(Zip Code)

(408) 404-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 14, 2015, the Compensation Committee of the Board of Directors of Viavi Solutions Inc. (the “Company”) approved the Viavi Solutions Inc. Executive Severance and Retention Plan (the “Plan”), effective immediately.

The Plan provides for severance and retention benefits to certain executives at the level of vice president and above, including the Company’s named executive officers, who are designated by the Compensation Committee to enter into a Participation Agreement under the Plan. In the event of a participant’s Involuntary Termination (as defined in the Plan) and dependent upon a participant’s position and when the Involuntary Termination occurs, in consideration of executing a general release in favor of the Company, the participant will generally be entitled to the following severance benefits:

Position	Involuntary Termination Occurs Other than During Retention Period	Involuntary Termination Occurs During Retention Period*
Senior Vice President

•    Within Two Years From Date of Appointment to SVP: A lump sum cash payment equal to 12 months of salary at the time of termination

•    After Two Years From Date of Appointment to SVP: A lump sum cash payment equal to 18 months of salary at the time of termination

•    A lump sum cash payment equal to 18 months of salary at the time of termination

•    18 months acceleration of time-based RSUs

•    Remain eligible for receipt of performance based equity awards based on a revised post-termination performance period as set forth in the Plan

Vice President	• A lump sum cash payment equal to 6 months of salary at the time of termination

•    A lump sum cash payment equal to 12 months of salary at the time of termination

•    12 months acceleration of time-based RSUs

•    Remain eligible for receipt of performance based equity awards based on a revised post-termination performance period as set forth in the Plan

*	Retention Period means the period commencing on the date of the hiring of a permanent Chief Executive Officer after adoption of the Plan and ending on the later of one year from the date of the hiring or December 31, 2016.

The foregoing is a summary description of the material terms of the Plan, and is qualified in its entirety by the text of the Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Viavi Solutions Inc. Executive Severance and Retention Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viavi Solutions Inc.

By:	/s/ Kevin Siebert
Kevin Siebert
Vice President, General Counsel and Secretary

October 19, 2015